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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): January 29, 2004




                         PARALLEL PETROLEUM CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


           Delaware                    0-13305               75-1835108
 (State or other jurisdiction      (Commission File         (IRS Employer
of Incorporation or organization)      Number)            Identification No.)

1004 N. Big Spring, Suite 400, Midland, Texas                 79701
  (Address of Principal Executive Offices)                  (Zip Code)



                                  432-684-3727
              (Registrant's telephone number, including area code)








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Item 5.  Other Events.

DESCRIPTION OF CAPITAL STOCK

         The description of the capital stock of Parallel Petroleum Corporation set forth below is only a summary and is not intended to be complete. For a complete description, please read our certificate of incorporation and bylaws, which have been filed with the Securities and Exchange Commission.

General

         Our authorized capital stock consists of 60,000,000 shares of common stock, par value $0.01 per share, and 10,000,000 shares of preferred stock, par value $0.10 per share, issuable in one or more series, with such dividend rates, liquidation preferences, redemption, conversion and voting rights and such further designations, powers, preferences, rights, limitations and restrictions as may be fixed and determined by our Board of Directors, all without action of our stockholders.

         As of January 29, 2004, 25,259,720 shares of common stock and 957,000 shares of 6% convertible preferred stock were outstanding.

Common Stock

         Subject to the preferential rights of any outstanding series of preferred stock, the holders of our common stock are entitled to one vote for each share held of record on all matters submitted to the stockholders. Since the common stock does not have cumulative voting rights, the holders of more than 50% of the shares may, if they choose to do so, elect all the directors of Parallel and, in that event, the holders of the remaining shares will not be able to elect any directors. Our certificate of incorporation does not allow the stockholders to take action by written consent with less than unanimous consent. The holders of our common stock are entitled to participate fully in dividends, if any are declared by the Board of Directors out of legally available funds, and in the distribution of assets in the event of liquidation. However, the payment of any dividends and the distribution of assets to holders of our common stock are and will be subject to any prior rights of outstanding shares of our preferred stock. We have never paid cash dividends on our common stock. The holders of our common stock have no preemptive or conversion rights, redemption rights, or sinking fund provisions. Our common stock is not assessable.

Preferred Stock

         Our Board of Directors may establish, in addition to the 6% convertible preferred stock, without stockholder approval, one or more classes or series of our preferred stock having the number of shares, designations, relative voting rights, dividend rates, liquidation and other rights, preferences, and limitations that our Board of Directors may designate. The purpose of

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authorizing the Board of Directors to determine these rights, preferences, privileges and restrictions is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of any class of preferred stock, while providing flexibility for many corporate purposes, could, among other things, adversely affect the voting power of the holders of our common stock and, under certain circumstances, make it more difficult for a third party to gain control of us.

6% Convertible Preferred Stock

         The following statements are brief summaries of certain provisions relating to our outstanding shares of 6% convertible preferred stock:

         Dividend Rights. Holders of our outstanding 6% convertible preferred stock are entitled to receive, when and as declared by our Board of Directors out of funds legally available therefor, cumulative cash dividends at the annual rate of $.60 per share, payable semi-annually on the fifteenth day of June and December in each year. Dividends are cumulative and are payable to holders of record on such record dates as are fixed by Parallel's Board of Directors. Except as provided below with respect to parity stock, no dividend may be declared on any other series or class of stock ranking on a parity with or junior to the preferred stock with respect to payment of dividends, unless dividends on the preferred stock since the date of issue thereof to the date of such distribution, whether accumulated or not, shall have been paid or declared and set aside for payment. When dividends are not paid in full upon the 6% convertible preferred stock and any parity stock, any dividends which are paid will be paid pro rata among all shares of such stock. If full cumulative dividends on the 6% convertible preferred stock have not been declared and paid or set apart for payment, we may not declare or pay or set apart for payment any dividends or make any other distributions of, or make any payment on account of the purchase, redemption or retirement of, the common stock or any other stock of Parallel ranking as to dividends or distributions of assets on liquidations, dissolution or winding up of the company junior to the preferred stock (other than, in the case of dividends or distributions, dividends or distributions paid in shares of common stock or such other junior ranking stock), until full cumulative dividends on the 6% convertible preferred stock are declared and paid or set apart for payment.

         Conversion Rights. The shares of 6% convertible preferred stock are convertible, prior to redemption, into common stock at the initial conversion price of $3.50 per share, each share of preferred stock being valued at $10.00 for the purpose of such conversion. The conversion price is subject to adjustment of certain events, including (i) dividends and other distributions payable in common stock on any class of capital stock of Parallel, unless such payment increases the number of shares of outstanding common stock by less than 1%, (ii) the issuance to all holders of common stock of rights or warrants entitling them to subscribe for or purchase common stock at less than the current market price, (iii) subdivisions, combinations and reclassifications of common stock, and (iv) distributions to all holders of common stock of evidences of indebtedness or assets of Parallel (including securities, but excluding those rights, warrants, dividends and distributions referred to above and dividends and distributions paid in cash out of earned surplus).


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         Liquidation Preference. Upon any liquidation, dissolution or winding up of Parallel, whether voluntary or involuntary, the holders of preferred stock have preference and priority over the common stock and any other class of series of stock ranking junior to the preferred stock upon liquidation, dissolution or winding up, for payment out of the assets of Parallel or proceeds thereof available for distribution to stockholders of $10.00 per share plus all dividends accrued and unpaid thereon, and after such payment the holders of preferred stock shall be entitled to no other payments. If, in the case of any such liquidation, dissolution or winding up of Parallel, the assets of the company or proceeds thereof are insufficient to make the full liquidation payment of $10.00 per share plus all accrued and unpaid dividends on the preferred stock and full liquidation payments on any other preferred stock ranking as to liquidation on a parity with the preferred stock, then such assets and proceeds shall be distributed among the holders of the preferred stock and any such other preferred stock ratably in accordance with the respective amounts which would be payable upon liquidation, dissolution or winding up on such shares of preferred stock and any such other preferred stock if all amounts payable thereon were paid in full. A consolidation or merger of Parallel with or into one or more corporations shall not be deemed to be a liquidation, dissolution or winding up of the company.

         Optional Cash Redemption. We may, at our option, redeem shares of preferred stock for cash in whole at any time, or from time to time in part, at a redemption price of $10.00 per share together with accrued and unpaid dividends, upon written notice mailed to each holder of record of shares to be redeemed not more than 60 days and not less than 30 days prior to the redemption date.

         Voting Rights. The preferred stock has no voting rights, except as set forth below or as otherwise from time to time may be required by law.

         So long as any shares of preferred stock remain outstanding, the affirmative vote or consent of the holders of a majority of the shares of the preferred stock outstanding at the time, given in person or by proxy, either in writing or at a meeting (voting as a class with the holders of all other series of preferred stock ranking on a parity with the preferred stock as to dividends or upon liquidation, dissolution or winding up of Parallel and upon which like voting rights have been conferred and are then exercisable), will be necessary to permit, effect or validate the repeal, amendment or other change of any of the provisions of the certificate of incorporation which would materially and adversely affect any right, preference or privilege of the preferred stock or of the holders thereof.

Rights to Purchase Series A Preferred Stock

         On October 5, 2000, our Board of Directors declared a dividend distribution of one Right for each outstanding share of our common stock to stockholders of record at the close of business on October 16, 2000. Each Right entitles the registered holder to purchase from Parallel one one-thousandth (1/1,000) of a


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share of Series A. Preferred Stock, par value $0.10 per share (the "Preferred
Stock"), at a Purchase Price of $26.00 per one one-thousandth (1/1,000) of a share, subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between Parallel and Computershare Trust Company, Inc., as Rights Agent (the "Rights Agent").

         Initially, the Rights will be attached to all common stock certificates representing shares then outstanding, and no separate Rights Certificates will be distributed. The Rights will separate from the common stock upon the earlier of (i) ten (10) business days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired, or obtained the right to acquire, beneficial ownership of fifteen percent (15%) or more of the outstanding shares of common stock (the "Stock Acquisition Date"), or (ii) ten (10) business days (or such later date as the Board of Directors shall determine) following the commencement of a tender or exchange offer that would result in a person or group beneficially owning fifteen percent (15%) or more of such outstanding shares of common stock. The date the Rights separate is referred to as the "Distribution Date".

         Until the Distribution Date, (i) the Rights will be evidenced by the common stock certificates and will be transferred with and only with such common stock certificates, (ii) new common stock certificates issued after October 16, 2000 will contain a notation incorporating the Rights Agreement by reference, and (iii) the surrender for transfer of any certificates for common stock outstanding will also constitute the transfer of the Rights associated with the common stock represented by such certificates. Pursuant to the Rights Agreement, we reserve the right to require prior to the occurrence of a Triggering Event (as defined below) that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock will be issued.

         The Rights are not exercisable until the Distribution Date and will expire at the close of business on October 5, 2010, unless earlier redeemed by Parallel as described below.

         As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of the common stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates will represent the Rights. Except in connection with shares of common stock issued or sold pursuant to the exercise of stock options under any employee plan or arrangements, or upon the exercise, conversion or exchange of securities hereafter issued by Parallel, or as otherwise determined by the Board of Directors, only shares of common stock issued prior to the Distribution Date will be issued with Rights.

         If (i) Parallel is the surviving corporation in a merger or other business combination with an Acquiring Person (or any associate or affiliate thereof) and its common stock remains outstanding and unchanged, (ii) any person shall acquire beneficial ownership of more than fifteen percent (15%) of the outstanding shares of common stock (except pursuant to (A) certain consolidations or mergers involving Parallel or sales or transfers of the combined assets, cash flow or earning power of Parallel and its subsidiaries or
(B) an offer for all outstanding shares of common stock at a price and upon terms and conditions which the Board of Directors determines to be in the best interests of Parallel and its stockholders), or (iii) there occurs a reclassification

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of securities, a recapitalization of Parallel or any of certain business combinations or other transactions (other than certain consolidations and mergers involving Parallel and sales or transfers of the combined assets, cash flow or earning power of Parallel and its subsidiaries) involving Parallel or any of its subsidiaries which has the effect of increasing by more than one percent (1%) the proportionate share of any class of the outstanding equity securities of Parallel or any of its subsidiaries beneficially owned by an Acquiring Person (or any associate or affiliate thereof), each holder of a Right (other than the Acquiring Person and certain related parties) will thereafter have the right to receive, upon exercise, common stock (or, in certain circumstances, cash property or other securities of Parallel) having a value equal to two times the Purchase Price of the Right. Notwithstanding any of the foregoing, following the occurrence of any of the events described in this paragraph, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person will be null and void. The events described in this paragraph are referred to as "Flip-in Events".

         For example, at a Purchase Price of $26.00 per Right, each Right not owned by an Acquiring Person (or by certain related parties or transferees) following an event set forth in the preceding paragraph would entitle its holder to purchase $52.00 worth of common stock (or other consideration, as noted above) for $26.00. Assuming that the common stock had a per share market price of $5.20 at such time, the holder of each valid Right would be entitled to purchase 10 shares of common stock for $26.00.

         If, at any time following the Stock Acquisition Date, (i) Parallel enters into a merger or other business combination transaction in which Parallel is not the surviving corporation, (ii) Parallel is the surviving corporation in a consolidation, merger or similar transaction pursuant to which all or part of the outstanding shares of common stock are changed into or exchanged for stock or other securities of any other person or cash or any other property or (iii) more than 50% of the combined assets, cash flow or earning power of Parallel and its subsidiaries is sold or transferred (in each case other than certain consolidations with, mergers with and into, or sales of assets, cash flow of earning power by or to subsidiaries of Parallel as specified in the Rights Agreement), each holder of a Right (except Rights which previously have been voided as set forth above) shall thereafter have the right to receive, upon exercise, common stock of the acquiring company having a value equal to two times the Purchase Price of the Right. The events described in this paragraph are referred to as "Flip-over Events". Flip-in Events and Flip-over Events are referred to collectively as "Triggering Events".

         The Purchase Price payable, the number and kinds of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) if holders of the Preferred Stock are granted certain rights, options or warrants to subscribe for Preferred Stock or securities convertible into Preferred Stock at less than the current market price of the Preferred Stock, or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness, cash (excluding regular quarterly cash dividends), assets (other than dividends payable in Preferred Stock) or subscription rights or warrants (other than those referred to in (ii) immediately above).


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         With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least one percent (1%) of the Purchase Price. No fractional shares of Preferred Stock are required to be issued (other than fractions which are integral multiples of one one-thousandth (1/1,000) of a share of Preferred Stock) and, in lieu thereof, Parallel may make an adjustment in cash based on the market price of the Preferred Stock on the trading date immediately prior to the date of exercise.

         At any time after any person or group becomes an Acquiring Person and prior to the acquisition by such person or group of fifty percent (50%) or more of the outstanding shares of common stock, our Board of Directors may, without payment of the Purchase Price by the holder, exchange the Rights (other than Rights owned by such person or group, which will become void), in whole or in part, for shares of common stock at an exchange ratio of one-half (1/2) the number of shares of common stock (or in certain circumstances Preferred Stock) for which a Right is exercisable immediately prior to the time of Parallel's decision to exchange the Rights (subject to adjustment).

         At any time until the Stock Acquisition Date, Parallel may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (payable in cash, shares of common stock or other consideration deemed appropriate by the Board of Directors). Immediately upon the action of the Board of Directors ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the $0.001 redemption price.

         Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of Parallel, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to Parallel, stockholders may, depending upon the circumstances, recognize taxable income if the Rights become exercisable for common stock (or other consideration) of Parallel or for common stock of an acquiring company as set forth above or if the Rights are redeemed.

         Other than those provisions relating to the principal economic terms of the Rights, any of the provisions of the Rights Agreement may be amended by the Board of Directors at any time during the period in which the Rights are redeemable. At any time when the Rights are no longer redeemable, the provisions of the Rights Agreement may be amended by the Board only if such amendment does not adversely affect the interest of holders of Rights (excluding the interest of any acquiring Person); provided, however, that no amendment may cause the Rights again to become redeemable.

         The foregoing description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement.
Warrants

         We presently have outstanding warrants to purchase 300,000 shares of common stock held by public investors. Each warrant may be exercised by the holder thereof to purchase one

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share of common stock at the price of $6.00 per share, commencing on the date a registration statement covering exercise is declared effective by the Securities and Exchange Commission, but for a period of 30 days only. The warrants expire upon conclusion of such 30-day exercise period. The warrants were originally issued and sold in "units" (consisting of shares of common stock and warrants) in connection with our initial public offering in 1980. The warrants contain customary antidilution provisions so as to avoid dilution of the equity interests represented by the underlying common stock upon the occurrence of certain events such as share dividends and splits. In the event of liquidation, dissolution or winding up of Parallel, holders of the warrants are not entitled to participate in the assets of Parallel. Holders of the warrants have no voting rights.

         In addition to the outstanding warrants held by public investors as described above, we issued common stock purchase warrants to a financial advisor in November 2001 and in December 2003. The warrants issued in November 2001 entitle the holder to purchase an aggregate of 275,000 shares of our common stock at an exercise price of $2.95 per share, the fair market value of the common stock at the date of issuance. These warrants are exercisable during the four-year period commencing one year after the initial issuance of the warrants, and expire on November 20, 2006. In December 2003, we issued to the financial advisor additional warrants to purchase an aggregate of 100,000 shares of our common stock. The warrants have an exercise price of $3.98 per share, the fair market value of the common stock at the date of issuance, and are exercisable during the four-year period commencing one year after the initial issuance of the warrants. These warrants expire on December 23, 2008. All of the warrants grant to the holder thereof certain rights of registration for the common stock issuable upon exercise of the warrants. The warrants contain customary antidilution provisions so as to avoid dilution of the equity interests represented by the underlying common stock upon the occurrence of certain events such as share dividends and splits. In the event of liquidation, dissolution or winding up of Parallel, holders of the warrants are not entitled to participate in the assets of Parallel. Holders of the warrants have no voting rights.

Business Combinations under Delaware Law

         We are a Delaware corporation and are governed by Section 203 of the Delaware General Corporation Law. Section 203 prevents an interested stockholder, which is a person who owns 15% or more of our outstanding voting stock, from engaging in business combinations with us for three years following the time the person becomes an interested stockholder. These restrictions do not apply if:



     o before the person becomes an interested stockholder, our board of directors approves the transaction in which the person becomes an interested stockholder or the business combination;

     o upon completion of the transaction that results in the person becoming an interested stockholder, the interested stockholder owns at least 85% of our outstanding voting stock at the time the transaction began, excluding for purposes



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          of determining the number of shares  outstanding those shares owned by persons who are directors and also officers and employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

     o following the transaction in which the person became an interested stockholder, the business combination is approved by our board of directors and authorized at an annual or special meeting of our stockholders, and not by written consent, by the affirmative vote of a least two-thirds of our outstanding voting stock not owned by the interested stockholder.

         Delaware law defines the term "business combination" to encompass a wide variety of transactions with, or caused by, an interested stockholder, including mergers, asset sales and other transactions in which the interested stockholder receives or could receive a benefit on other than a pro rata basis with other stockholders. This law could have an anti-takeover effect with respect to transactions not approved in advance by our Board of Directors, including discouraging takeover attempts that might result in a premium over the market price for the shares of the common stock.

Anti-takeover Effects of Provisions of Our Certificate of Incorporation and
Bylaws

         Our certificate of incorporation, as amended, and our bylaws contain provisions that might be characterized as anti-takeover provisions. These provisions may deter or render more difficult proposals to acquire control of our company, including proposals a stockholder might consider to be in his or her best interest, impede or lengthen a change in membership of the Board of Directors and make removal of our management more difficult.

Removal of Directors; Advance Notice Provisions for Stockholder Nominations

         Any director may be removed from office, with or without cause, only by the affirmative vote of a majority of the then outstanding shares entitled to vote for an election of directors at any special meeting of stockholders duly called and held for such purpose. Any stockholder wishing to submit a nomination to the Board of Directors must follow the procedures outlined in our bylaws.


Unanimous Consent of Stockholders Required for Action by Written Consent

         Under our certificate of incorporation, as amended, stockholder action may be taken without a meeting only by unanimous written consent of all of our stockholders.

Transfer Agent and Registrar

         The transfer agent and registrar for our common stock is Computershare Trust Company, Inc., 350 Indiana Street, Suite 800, Golden, Colorado 80401,
(303) 262-0600.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         PARALLEL PETROLEUM CORPORATION


                                  By: /s/ Larry C. Oldham
                               --------------------------------
                                  Larry C. Oldham, President and
                                  Chief Executive Officer

Dated:   January 29, 2004



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